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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 632-6000
Date of fiscal year end:	12/31
Date of reporting period:	6/30/07

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.
Semi-Annual Report

J U N E   3 0 ,   2 0 0 7

Lazard World Dividend & Income Fund, Inc.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Shareholder,

We are pleased to present the semi-annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended June 30, 2007. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for two years, and we are very pleased with LOR’s performance for the second quarter, year-to-date, one-year and since inception periods. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2007)

For the second quarter of 2007, the Fund’s Net Asset Value (“NAV”) gained 7.5%, slightly outperforming the benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), which earned 7.2% during this period. The year-to-date NAV return of 11.2% is significantly ahead of the Index return of 9.9% . Over the last year, and since inception, the Fund’s performance is similarly outpacing the Index, with the one year NAV return of 33.4% and the since inception return of 26.1% outperforming the Index returns of 25.2% and 21.6%, respectively. Shares of LOR ended the second quarter of 2007 with a market price of $22.95, representing an 6.9% discount to the Fund’s NAV of $24.65. The Fund’s net assets were $169.6 million as of June 30, 2007, with total leveraged assets of $240.4 million, representing 29.5% leverage.

We believe that LOR’s investment thesis remains sound, as demonstrated by the significant outperformance of the Index by the Fund’s NAV returns for the year-to-date, as well as for the one year and since inception periods. Second quarter performance was positively influenced by good stock selection in telecommunications, while returns were hurt by an underweight position in industrials and stock selection in financials and materials. In addition, returns for the smaller, short-duration1 emerging market currency and debt portion of the Fund were strong in the second quarter and have been a meaningful positive contributor to performance for the year-to-date and since inception periods.

As of June 30, 2007, 64.5% of the Fund’s total leveraged assets consisted of world equities and 35.5% consisted of emerging markets currency and debt instruments.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since inception. In addition, in September and December of 2006, the Fund also made additional, required distributions of accumulated income and net realized capital gains. The cumulative distributions for the 12 months ended June 30, 2007 totaled $3.2634 per share, representing a market yield of 14.2% (including capital gains), based on the share price of $22.95 at the close of NYSE trading on June 30, 2007. Note that LOR does not pay a managed distribution, and, as such, there has been no return of capital to investors since the Fund’s inception.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio (64.5% of total leveraged assets)

The Fund’s portfolio is generally invested in 60 to 90 world equity securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; HSBC Group, a U.K.-based banking group that provides a

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

variety of international banking and financial services worldwide; Ford Otomotiv Sanayi, a Turkish manufacturer and distributor of motor vehicles (primarily commercial) and parts that offers its products under the Ford brand; and, Nissen Holdings, a mail-order company based in Japan that is engaged in catalog and direct sales of a broad range of products and services.

As of June 30, 2007, 38.5% of the Fund’s world equity portfolio investments were based in North America, 20.3% were from the United Kingdom, 14.1% were from Continental Europe (not including the United Kingdom), 9.4% were from Australia and New Zealand, 8.0% were from Asia, 5.4% were from Africa and the Middle East, and 4.3% were from Latin America. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2007, were financials (30.2%), which includes banks, insurance companies, and financial services companies, and telecommunications services (20.2%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors include consumer discretionary, consumer staples, energy, health care, information technology, and industrials. The average dividend yield on the world equity portfolio was 4.2% at June 30, 2007.

World Equity Market Review

World equity markets proved to be strong early in the second quarter, rising steadily and ending the first two months with solid gains. Stocks rallied, despite a sharp rise in government bond yields, as earnings reports continued to exceed investors’ expectations. Merger activity provided a further boost to stocks. Even a sharp selloff in the Chinese market, reminiscent of the decline that triggered the early March weakness in the markets, failed to derail the rally. However, stocks experienced increased volatility in June, as the rise in interest rates accelerated, and investors became increasingly cautious following the news of potential hedge fund losses in the U.S. subprime mortgage market. In addition, high commodity prices together with a weaker U.S. dollar and a tight labor market have put pressure on consumer prices, reducing the likelihood that the U.S. Federal Reserve will reduce interest rates in the near term. Concerns about the future of the housing and subprime mortgage markets remain sources of uncertainty that surround the outlook for the economy. On a regional basis, European and emerging markets stocks outperformed in the second quarter, driven by strength in the European economy and continued strength in the developing markets. U.S. stocks performed in line with the broad global markets, while Japanese stocks lagged significantly amid concerns about the country’s economic recovery. From a sector perspective, energy stocks performed well during the quarter, as the price of oil crept back above $70 per barrel. Cyclical sectors, such as industrials and materials, performed well, and technology shares were also among the best-performing stocks, after an extended period of underperformance. Defensive groups, such as health care and consumer staples, lagged. In addition, interest-rate-sensitive sectors, such as utilities and financials, also lagged, as interest rates around the world spiked during the quarter.

What Helped and What Hurt LOR

In the second quarter of 2007, the Fund’s world equity portfolio benefited from strong stock selection in the telecommunications services sector, as shares of Brazil’s Telemar Norte rose on speculation about consolidation in the Brazilian telecommunications industry. In addition, shares of Vodafone rallied amid pressure from activist investors to use its balance sheet more aggressively to create shareholder value. Stock selection in consumer staples also aided performance, as shares of Brazil-based Souza Cruz rose following a strong earnings report. Conversely, performance of the Fund’s world equity portfolio was hurt by weakness in the financials sector, as U.S. banks were weak amid concerns about losses in subprime mortgages and a general weakness in fixed income issuance. However, we believe that the portfolio’s financial holdings are diversified and valuations are very attractive versus historical norms. Stock selection in materials also detracted from returns, as Dow Chemical shares were hurt by a decline in ethylene prices and shares of Louisiana Pacific were negatively affected when demand for its building material fell amid the housing slowdown.

Emerging Market Currency and Debt Portfolio (35.5% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of June 30, this portfolio consisted primarily of forward currency contracts (79.8%), and a smaller allocation to sover-

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

eign debt obligations (16.9%), and structured notes (3.3%) . The average duration of the emerging market currency and debt portfolio was approximately six months, as of June 30, with an average yield of 7.5% 2.

As of June 30, the Fund’s emerging market currency and debt holdings were highly diversified across 28 countries within Africa (21.4%), Asia (20.9%), Latin America (18.8%), the Middle East (12.9%), the Commonwealth of Independent States and Baltic countries (12.7%), and Eastern Europe (12.2%) .

Emerging Market Currency and Debt Market Review

By the end of the second quarter, global equity, debt, and currency markets were unnerved by sub-prime mortgage worries emanating from the United States, and credit markets had begun to falter. Meanwhile, Chinese growth powered ahead, with GDP up 11.9% year-over-year in the second quarter, while Chinese inflation accelerated sharply in June, to a nearly three-year high of 4.4% year-over-year. The macroeconomic data prompted concerns that the Chinese economy is overheating; however, the authorities are still not allowing much renminbi appreciation, preferring to use other monetary policy tools. While the second quarter of 2007 saw the fastest pace of Chinese currency gains since the July 2005 revaluation, the 1.5% quarterly move is neither sufficient to make a dent in the domestic growth/inflation mix, nor is it likely to satisfy the protectionist contingent in the U.S. Congress.

With liquidity conditions tightening slowly and recent signs of credit strains appearing, particularly in the sub-prime U.S. mortgage market, spikes of volatility are likely to arise more frequently. The scope of the sub-prime mortgage situation is unknown, as is the impact of tightening credit conditions on the U.S. consumer and leveraged global capital flows. The robust balance of payments within many of the portfolio’s currency and debt positions could prove to be especially valuable in this period. We retain a positioning bias in fundamentally sound countries and low correlation frontier markets that we expect will outperform under such conditions. Our exposure to credit risk remains low, as we are capturing similar levels of compensation in the currency forward market, while incurring considerably fewer (duration, convertibility, liquidity, credit, regulatory, etc.) risks.

What Helped and What Hurt LOR

Nearly every position in the Fund’s emerging market currency and debt portfolio contributed to its strong positive performance in the second quarter. Holdings in six Latin American countries were strong contributors, particularly those in Colombia and Brazil. Within Europe, local-market gains were led by Romania, Hungary, and Poland. However, the Fund’s emerging market currency and debt portfolio took profits on its remaining Romanian leu position during the pronounced second quarter rally, amid concerns about the country’s imbalanced growth profile. Active management added particular value in Hungarian currency and local rates, as the portfolio realized a return that was more than twice the money market return. The portfolio’s Polish zloty position also performed very well. Rising domestic inflation prompted the onset of central bank tightening, boosting the zloty, which is fundamentally supported by a healthy FDI-financed external deficit and excellent GDP growth dynamics. The portfolio also benefited from timely anticipation of the mid-May Kuwaiti dinar revaluation. Kuwait’s move toward greater currency flexibility (dropping its U.S. dollar peg in favor of a managed “currency basket”) has increased the probability of currency policy liberalization in the United Arab Emirates’ as well. Clearly, the abundance of petrodollar liquidity, domestic political concern over rising inflation, and the maintenance of U.S. dollar-pegged, undervalued currencies throughout the Gulf serve little purpose other than to perpetuate and, arguably, exacerbate existing imbalances. Israel and Singapore were minor detractors from overall performance in the second quarter.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended June 30, 2007
(unaudited)
	One	Since
	Year	Inception**
Market Price	35.05%	19.43%
Net Asset Value	33.39	26.13
MSCI ACWI Index	25.23	21.57

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2007 (unaudited)
		Percentage of
Security	Value	Net Assets
Eni SpA	$6,740,231	3.97%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,644,506	3.33
Bank of America Corp.	5,641,906	3.33
The Dow Chemical Co.	5,315,244	3.13
Lloyds TSB Group PLC	5,302,737	3.13
HSBC Holdings PLC	4,818,997	2.84
Telstra Corp., Ltd. Installment Receipts	4,610,294	2.72
Telecom Corp. of New Zealand, Ltd.	4,128,257	2.43
Telemar Norte Leste SA, Class A	3,964,657	2.34
Fortum Oyj	3,858,532	2.28

Portfolio Holdings Presented by Sector
June 30, 2007 (unaudited)
Percentage of
Sector	Total Investments
Consumer Discretionary	5.6%
Consumer Staples	6.1
Emerging Markets Debt Obligations	9.7
Energy	12.2
Financials	27.0
Health Care	5.4
Industrials	3.8
Information Technology	4.1
Materials	8.1
Telecommunication Services	18.0
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments
June 30, 2007 (unaudited)

Description	Shares	Value
Common Stocks—89.4%
Australia—6.2%
Amcor, Ltd. (c)	263,800	$1,671,845
Lion Nathan, Ltd. (c)	187,356	1,473,493
TABCORP Holdings, Ltd. (c)	90,300	1,313,871
Telstra Corp., Ltd. Installment
Receipts (f)	1,747,300	4,610,294
Wesfarmers, Ltd.	37,622	1,459,634
Total Australia		10,529,137
Brazil—1.6%
Souza Cruz SA (c)	111,600	2,682,804
Canada—0.7%
Rothmans, Inc.	61,600	1,219,550
Egypt—2.0%
Egyptian Company for Mobile
Services	110,354	3,470,069
Finland—2.3%
Fortum Oyj	123,200	3,858,532
France—1.4%
Establissements Maurel et Prom	51,500	1,055,124
Total SA	16,647	1,354,802
Total France		2,409,926
Greece—2.0%
Motor Oil (Hellas) Corinth
Refineries SA	47,100	1,236,596
OPAP SA	61,673	2,182,263
Total Greece		3,418,859
India—0.9%
Oil and Natural Gas Corp., Ltd.	71,389	1,579,839
Ireland—0.4%
FBD Holdings PLC	14,600	633,935
Israel—2.2%
Bank Hapoalim BM	768,918	3,747,862
Italy—4.7%
Eni SpA	185,529	6,740,231
Intesa Sanpaolo	160,300	1,197,208
Total Italy		7,937,439
Japan—2.3%
Ichiyoshi Securities Co., Ltd.	103,900	1,500,932
Nissen Holdings Co., Ltd.	100,600	598,737
Nomura Holdings, Inc.	63,500	1,234,058
Sega Sammy Holdings, Inc.	33,500	541,176
Total Japan		3,874,903

Description	Shares	Value
Mexico—1.1%
Kimberly-Clark de Mexico
SAB de CV, Series A	436,600	$1,901,436
Netherlands—1.6%
Royal Dutch Shell PLC, A Shares	68,100	2,776,649
New Zealand—2.4%
Telecom Corp. of
New Zealand, Ltd.	1,164,200	4,128,257
South Africa—0.8%
Kumba Iron Ore, Ltd.	49,900	1,309,061
Taiwan—4.1%
Taiwan Mobile Co., Ltd.	1,097,000	1,343,463
Taiwan Semiconductor
Manufacturing Co., Ltd.	2,616,535	5,644,506
Total Taiwan		6,987,969
Turkey—2.2%
Ford Otomotiv Sanayi AS	121,600	1,145,193
Turkcell Iletisim Hizmetleri
AS ADR (c)	80,400	1,338,660
Turkiye Halk Bankasi AS	183,560	1,187,613
Total Turkey		3,671,466
United Kingdom—17.0%
Anglo American PLC	19,705	1,164,308
Barclays PLC	196,800	2,748,151
Bradford & Bingley PLC	299,339	2,373,786
Friends Provident PLC	302,989	1,089,359
GlaxoSmithKline PLC	50,000	1,309,142
HSBC Holdings PLC	262,500	4,818,997
Kingfisher PLC	593,115	2,695,339
Lloyds TSB Group PLC	475,356	5,302,737
Old Mutual PLC	305,300	1,034,577
Royal Bank of Scotland
Group PLC	121,302	1,540,558
Venture Production PLC	57,727	855,913
Vodafone Group PLC	1,145,389	3,856,126
Total United Kingdom		28,788,993
United States—33.5%
Altria Group, Inc. (c)	33,900	2,377,746
Bank of America Corp. (c)	115,400	5,641,906
Bristol-Myers Squibb Co. (c)	107,100	3,380,076
CBL & Associates Properties,
Inc. (c)	48,800	1,759,240
Citigroup, Inc. (c)	61,000	3,128,690
Citizens Communications Co. (c)	216,400	3,304,428

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value
Du Pont (E.I.) de Nemours
& Co. (c)	58,900	$2,994,476
Energy Transfer Equity LP (c)	14,700	624,603
Enterprise GP Holdings LP (c)	12,900	489,297
Enterprise Products Partners LP (c)	14,000	445,340
First Horizon National Corp. (c)	29,100	1,134,900
General Electric Co. (c)	44,700	1,711,116
Huntington Bancshares, Inc. (c)	116,700	2,653,758
Idearc, Inc. (c)	35,350	1,248,915
Johnson & Johnson (c)	25,700	1,583,634
Kraft Foods, Inc., Class A (c)	23,598	831,830
Louisiana-Pacific Corp. (c)	80,400	1,521,168
Masco Corp. (c)	115,400	3,285,438
National City Corp. (c)	65,600	2,185,792
Pfizer, Inc. (c)	119,200	3,047,944
The Dow Chemical Co. (c)	120,200	5,315,244
United Online, Inc. (c)	85,900	1,416,491
USA Mobility, Inc. (a), (c)	73,600	1,969,536
Verizon Communications, Inc. (c)	74,400	3,063,048
Washington Mutual, Inc. (c)	37,600	1,603,264
Total United States		56,717,880
Total Common Stocks
(Identified cost $132,447,874)		151,644,566
Preferred Stock—2.3%
Brazil—2.3%
Telemar Norte Leste SA, Class A
(Identified cost $3,140,242) (c)	141,800	3,964,657

	Principal
	Amount
Description	(000) (d)	Value
Foreign Government
Obligations—8.3%
Costa Rica—1.0%
Costa Rican Bono de Estabilizacion
Monetaria:
0.00%, 10/10/07	455,200	861,647
13.35%, 09/24/08	100	207
Costa Rican Titulos de Propiedad,
0.00%, 10/10/07	455,000	861,268
Total Costa Rica		1,723,122
Egypt—3.4%
Central Bank of Egypt Certificate
of Deposit,
0.00%, 07/04/07	9,000	1,578,862
Egypt Treasury Bills:
0.00%, 07/24/07	7,700	1,343,594
0.00%, 07/31/07	1,000	174,159

	Principal
	Amount
Description	(000) (d)	Value
0.00%, 08/07/07	1,775	$308,549
0.00%, 10/23/07	9,775	1,664,798
0.00%, 10/30/07	4,175	709,746
Total Egypt		5,779,708
Ghana—0.2%
Ghanaian Government Bond,
13.50%, 03/30/10	3,300,000	367,897
Hungary—1.0%
Hungarian Government Bonds:
9.50%, 02/12/09	139,810	797,072
6.50%, 08/12/09	144,530	786,125
Total Hungary		1,583,197
Mexico—1.1%
Mexican Bonos:
8.00%, 12/24/08	8,600	802,150
9.00%, 12/20/12	10,780	1,056,629
Total Mexico		1,858,779
Turkey—1.6%
Turkish Government Bonds:
0.00%, 11/26/08	1,688	1,016,458
0.00%, 02/04/09	1,204	703,763
14.00%, 01/19/11	1,263	953,499
Total Turkey		2,673,720
Total Foreign Government
Obligations
(Identified cost $13,677,129)		13,986,423
Structured Notes—1.6%
Brazil—1.4%
Citibank Brazil Inflation-Linked
Bond NTN-B:
6.75%, 05/18/09 (e)	557	690,730
6.60%, 08/17/10 (e)	698	891,069
6.40%, 05/18/15 (e)	659	841,671
Total Brazil		2,423,470
Colombia—0.2%
Citibank Colombia TES Credit
Linked Unsecured Note,
10.05%, 04/27/12 (e)	251	318,234
Total Structured Notes
(Identified cost $2,149,984)		2,741,704
Total Investments—101.6%
(Identified cost $151,415,229) (b)		172,337,350
Liabilities in Excess of Cash
and Other Assets—(1.6)%		(2,758,198)
Net Assets—100.0%		$169,579,152

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
June 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	07/23/07	3,034,842	$ 827,000	$ 826,458	$ —	$ 542
AED	08/23/07	3,033,932	827,000	826,485	—	515
AED	09/25/07	3,279,907	894,000	893,716	—	284
ARS	10/04/07	591,850	190,000	190,244	244	—
ARS	10/24/07	1,102,603	356,000	353,706	—	2,294
ARS	10/29/07	1,271,223	411,000	407,592	—	3,408
ARS	10/30/07	1,758,244	568,000	563,689	—	4,311
ARS	10/31/07	1,758,244	568,000	563,632	—	4,368
ARS	01/28/08	1,222,230	393,000	388,531	—	4,469
BRL	08/31/07	6,557,950	2,870,000	3,378,645	508,645	—
BRL	09/20/07	1,267,308	564,000	651,282	87,282	—
BRL	09/20/07	604,927	269,000	310,878	41,878	—
BWP	07/09/07	2,811,151	463,000	454,577	—	8,423
BWP	08/21/07	3,134,236	509,000	502,814	—	6,186
COP	07/23/07	750,288,000	352,000	382,531	30,531	—
COP	07/24/07	586,086,000	274,000	298,791	24,791	—
COP	08/15/07	1,160,728,800	571,000	590,835	19,835	—
COP	08/15/07	845,205,000	435,000	430,227	—	4,773
EUR	07/03/07	676,000	910,640	913,065	2,425	—
EUR	08/06/07	676,000	914,358	914,117	—	241
GHC	07/09/07	6,094,740,000	647,000	656,902	9,902	—
GHC	07/16/07	1,724,775,000	183,000	185,750	2,750	—
GHC	07/24/07	3,956,259,394	417,812	425,679	7,867	—
GHC	08/14/07	5,293,232,000	566,000	568,098	2,098	—
GHC	08/27/07	1,721,720,000	182,000	184,492	2,492	—
GHC	09/11/07	2,047,650,000	219,000	219,019	19	—
GHC	09/13/07	4,070,554,000	431,203	435,285	4,082	—
GHC	10/22/07	5,538,960,000	588,000	588,948	948	—
GHC	12/18/07	388,680,000	41,000	40,955	—	45
HUF	08/21/07	171,675,000	900,000	940,346	40,346	—
IDR	07/18/07	3,884,100,000	428,000	429,522	1,522	—
IDR	08/13/07	4,020,795,000	449,000	443,928	—	5,072
IDR	10/22/07	12,677,580,000	1,381,000	1,394,265	13,265	—
IDR	12/13/07	5,432,540,000	596,000	595,890	—	110
IDR	12/21/07	12,109,530,000	1,347,000	1,327,744	—	19,256
ILS	03/11/08	3,460,367	842,000	821,045	—	20,955
ILS	06/11/08	3,386,640	824,000	805,310	—	18,690
INR	08/17/07	9,219,660	222,000	225,744	3,744	—
INR	08/20/07	8,139,880	196,000	199,271	3,271	—
INR	11/23/07	29,855,500	725,000	725,849	849	—
INR	12/07/07	22,679,240	556,000	550,808	—	5,192
INR	12/12/07	33,980,310	819,000	824,972	5,972	—
KWD	07/16/07	221,642	766,000	769,806	3,806	—
KWD	10/31/07	496,636	1,719,000	1,729,482	10,482	—
KZT	07/30/07	53,817,920	442,000	441,196	—	804
KZT	08/02/07	64,438,080	516,000	528,296	12,296	—
KZT	08/09/07	53,796,000	433,315	441,111	7,796	—
KZT	08/29/07	53,817,920	442,000	441,474	—	526

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
June 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2007 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
KZT	09/10/07	46,879,950	$ 377,000	$ 384,585	$ 7,585	$ —
KZT	12/24/07	48,940,000	400,000	401,694	1,694	—
MUR	11/30/07	14,395,389	449,000	450,037	1,037	—
MUR	01/03/08	7,792,087	243,000	242,285	—	715
MXN	02/29/08	3,720,704	338,000	339,611	1,611	—
MXN	03/31/08	3,059,937	270,000	278,715	8,715	—
MYR	07/12/07	1,550,393	453,000	449,341	—	3,659
MYR	07/18/07	2,027,853	586,000	587,902	1,902	—
MYR	07/23/07	2,168,030	637,000	628,702	—	8,298
MYR	08/13/07	867,664	254,000	251,866	—	2,134
MYR	11/13/07	2,424,363	721,000	706,816	—	14,184
MYR	11/14/07	2,183,129	651,000	636,515	—	14,485
MYR	12/28/07	1,588,945	461,500	464,252	2,752	—
MYR	03/28/08	1,580,176	461,500	463,669	2,169	—
NGN	07/10/07	109,407,720	844,000	858,223	14,223	—
NGN	07/17/07	105,904,006	818,000	830,739	12,739	—
NGN	09/07/07	131,414,400	1,014,000	1,014,847	847	—
NGN	10/05/07	115,570,000	890,157	884,292	—	5,865
NGN	12/05/07	49,797,000	385,490	381,025	—	4,465
PEN	08/14/07	1,326,846	412,000	419,507	7,507	—
PEN	08/16/07	1,172,940	369,000	370,866	1,866	—
PHP	07/18/07	56,235,780	1,206,000	1,215,665	9,665	—
PHP	07/20/07	11,877,320	251,000	256,750	5,750	—
PHP	07/26/07	22,118,400	480,000	478,097	—	1,903
PHP	08/10/07	27,798,000	600,000	600,757	757	—
PHP	09/12/07	38,348,960	824,000	828,323	4,323	—
PLN	07/12/07	2,483,482	871,000	891,924	20,924	—
PLN	08/21/07	6,147,000	2,195,906	2,209,626	13,720	—
PLN	02/22/08	3,133,899	1,118,000	1,128,867	10,867	—
RUB	08/27/07	14,829,000	566,858	576,980	10,122	—
RUB	11/07/07	19,417,680	724,000	756,090	32,090	—
RUB	02/01/08	101,653,000	3,829,431	3,960,326	130,895	—
RUB	02/26/08	11,889,190	461,000	463,247	2,247	—
RUB	09/19/08	16,102,170	549,000	626,433	77,433	—
SGD	07/05/07	1,005,048	662,000	657,398	—	4,602
SGD	07/10/07	2,319,317	1,540,000	1,517,671	—	22,329
SGD	07/10/07	704,500	458,958	460,997	2,039	—
SGD	08/02/07	886,832	580,000	581,392	1,392	—
SGD	08/27/07	527,197	347,000	346,305	—	695
SGD	08/27/07	646,462	422,000	424,647	2,647	—
SKK	07/06/07	26,861,268	1,068,000	1,079,727	11,727	—
SKK	07/25/07	18,613,836	738,000	748,648	10,648	—
SKK	08/28/07	20,210,570	790,000	813,815	23,815	—
SKK	09/13/07	18,614,108	727,000	749,888	22,888	—
TRY	08/21/07	1,645,308	1,240,000	1,236,157	—	3,843
TRY	08/21/07	417,374	311,000	313,583	2,583	—
TZS	10/16/07	349,856,500	266,000	273,098	7,098	—
TZS	11/02/07	316,915,000	241,000	246,511	5,511	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
June 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2007 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
TZS	11/07/07	338,754,000	$258,000	$263,226	$5,226	$—
TZS	01/18/08	220,744,000	164,000	168,659	4,659	—
TZS	01/22/08	217,350,000	161,000	165,872	4,872	—
TZS	02/05/08	257,664,000	183,000	195,835	12,835	—
TZS	02/06/08	353,556,000	252,000	268,639	16,639	—
TZS	04/16/08	567,840,000	416,000	422,836	6,836	—
TZS	04/21/08	393,870,000	285,000	292,873	7,873	—
TZS	04/30/08	512,913,902	376,589	380,415	3,826	—
TZS	06/11/08	347,983,200	255,000	255,045	45	—
UAH	07/12/07	3,055,000	607,670	610,552	2,882	—
UAH	09/17/07	5,242,000	1,039,193	1,049,565	10,372	—
UGX	09/10/07	340,280,000	188,000	211,744	23,744	—
UGX	11/16/07	571,230,000	330,000	351,430	21,430	—
UGX	01/11/08	526,060,000	290,000	320,365	30,365	—
UGX	02/29/08	290,709,000	166,500	175,381	8,881	—
UGX	05/30/08	295,537,500	166,500	175,248	8,748	—
Total Forward Currency Purchase Contracts			$69,284,580	$70,579,098	$1,492,159	$197,641

Forward Currency Sale Contracts open at June 30, 2007:
			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
BRL	09/28/07	891,209	$455,000	$457,543	$—	$2,543
BWP	07/09/07	2,811,151	450,490	454,577	—	4,087
BWP	08/21/07	3,134,236	498,760	502,814	—	4,054
EUR	07/03/07	676,000	913,276	913,065	211	—
SGD	07/05/07	1,005,048	655,767	657,398	—	1,631
TZS	07/11/07	321,121,500	255,000	257,391	—	2,391
Total Forward Currency Sale Contracts			$3,228,293	$3,242,788	211	14,706
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,492,370	$212,347

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments
June 30, 2007 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $151,415,229, aggregate gross unrealized appreciation was $22,977,381, aggregate gross unrealized depreciation was $2,055,260 and the net unrealized appreciation was $20,922,121.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2007, these securities amounted to 1.6% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of June 30, 2007.

(f)	Indicates an equity issuance in which the Fund does not pay the full value of the issue up front. In the purchase of an installment receipt, an initial payment is made to the issuer at the time the issue closes and the remaining balance must be paid in installments, typically within a two-year period. The Fund is still entitled to full voting rights and dividends.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional”
TES — Titulos de Tesoreria

Currency Abbreviations:
AED	—	United Arab Emirates	MUR	—	Mauritian Rupee
		Dirham	MXN	—	Mexican Peso
ARS	—	Argentine Peso	MYR	—	Malaysian Ringgit
BRL	—	Brazilian Real	NGN	—	Nigerian Naira
BWP	—	Botswana Pula	PEN	—	Peruvian New Sol
COP	—	Colombian Peso	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
GHC	—	Ghanaian Cedi	RUB	—	Russian Ruble
HUF	—	Hungarian Forint	SGD	—	Singapore Dollar
IDR	—	Indonesian Rupiah	SKK	—	Slovenska Koruna
ILS	—	Israeli Shekel	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TZS	—	Tanzanian Shilling
KWD	—	Kuwaiti Dinar	UAH	—	Ukranian Hryvnia
KZT	—	Kazak Tenge	UGX	—	Ugandan Shilling

Portfolio holdings by industry (as percentage of net assets):
Industry
Alcohol & Tobacco	4.6%
Automotive	0.7
Banking	16.8
Building & Construction	1.9
Chemicals	4.9
Commercial Services	0.7
Computer Software	0.8
Consumer Products	0.3
Drugs	4.6
Electric	2.3
Energy Exploration & Production	2.1
Energy Integrated	7.1
Energy Services	0.9
Financial Services	8.6
Food & Beverages	0.5
Forest & Paper Products	3.0
Insurance	1.0
Leisure & Entertainment	2.1
Manufacturing	1.9
Medical Products	0.9
Metals & Mining	1.5
Real Estate	1.0
Retail	1.9
Semiconductors & Components	3.3
Telecommunications	18.3
Subtotal	91.7
Foreign Government Obligations.	8.3
Structured Notes	1.6
Total Investments	101.6%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2007 (unaudited)

ASSETS
Investments in securities, at value (cost $151,415,229)	$172,337,350
Cash	35,815
Foreign currency, at value (cost $69,423)	69,821
Receivables for:
Dividends and interest	906,829
Gross appreciation on forward currency contracts	1,492,370
Total assets	174,842,185

LIABILITIES
Payables for:
Management fees	176,162
Accrued directors’ fees	2,365
Line of credit outstanding	4,750,000
Gross depreciation on forward currency contracts	212,347
Other accrued expenses and payables	122,159
Total liabilities	5,263,033
Net assets	$169,579,152
NET ASSETS
Paid in capital	$131,616,913
Distributions in excess of net investment income	(1,240,728)
Accumulated undistributed net realized gain	16,986,894
Net unrealized appreciation on:
Investments	20,922,121
Foreign currency and forward currency contracts	1,293,952
Net assets	$169,579,152

Shares of common stock outstanding*	6,880,183
Net assets per share of common stock	$24.65
Market value per share	$22.95

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations
For the Six Months Ended June 30, 2007 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $265,620)	$4,253,413
Interest	756,679
Total investment income	5,010,092

Expenses:
Management fees	1,021,923
Custodian fees	78,925
Professional services	51,674
Administration fees	37,154
Shareholders’ reports	31,354
Shareholders’ services	20,572
Shareholders’ meeting	12,397
Directors’ fees and expenses	6,214
Other	21,516
Total gross expenses before interest expense	1,281,729
Interest expense	212,570
Total gross expenses	1,494,299
Expense reductions	(4,765)
Net expenses	1,489,534
Net investment income	3,520,558

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments (net of foreign capital gains taxes of $26,887)	9,027,430
Foreign currency and forward currency contracts	2,017,881
Net change in unrealized appreciation on:
Investments	2,608,690
Foreign currency and forward currency contracts	157,253
Net realized and unrealized gain on investments and foreign currency	13,811,254
Net increase in net assets resulting from operations	$17,331,812

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2007	Year Ended
	(unaudited)	December 31, 2006
INCREASE IN NET ASSETS
Operations:
Net investment income	$3,520,558	$7,442,754
Net realized gain on investments and foreign currency	11,045,311	19,364,255
Net change in unrealized appreciation (depreciation) on investments
and foreign currency	2,765,943	14,331,637
Net increase in net assets resulting from operations	17,331,812	41,138,646
Distributions to Stockholders:
From net investment income	(4,817,504)	(10,041,634)
From net realized gains	—	(11,971,007)
Net decrease in net assets resulting from distributions	(4,817,504)	(22,012,641)
Capital Stock Transactions:
Net proceeds from reinvestment of distributions	—	3,052,486
Net increase in net assets from capital stock transactions	—	3,052,486
Total increase in net assets	12,514,308	22,178,491
Net assets at beginning of period	157,064,844	134,886,353
Net assets at end of period*	$169,579,152	$157,064,844
*Includes undistributed (distributions in excess of) net investment income	$(1,240,728)	$56,218

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,745,237
Shares issued to shareholders from reinvestment of distributions	—	134,946
Net increase	—	134,946
Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights
Selected data for a share of common stock outstanding throughout each period:

	Six Months	Year	For the Period
	Ended	Ended	6/28/05* to
	6/30/07†	12/31/06	12/31/05
Net asset value, beginning of period	$22.83	$20.00	$19.06 (a)
Income from investment operations:
Net investment income	0.51	1.11	0.26
Net realized and unrealized gain	2.01	4.98	1.40
Total from investment operations	2.52	6.09	1.66
Less distributions from:
Net investment income	(0.70)	(1.49)	(0.72)
Net realized gains	—	(1.77)	—
Total distributions	(0.70)	(3.26)	(0.72)
Net asset value, end of period	$24.65	$22.83	$20.00
Market value, end of period	$22.95	$23.77	$17.76
Total Return based upon:
Net asset value (b)	11.18%	31.79%	8.77%
Market value (b)	(0.41)%	55.29%	(7.64)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$169,579	$157,065	$134,886
Ratios to average net assets:
Net expenses (c)	1.85%	1.90%	2.00%
Gross expenses (c)	1.86%	1.90%	2.00%
Gross expenses excluding interest expense (c)	1.59%	1.59%	1.79%
Net investment income (c)	4.38%	5.04%	2.65%
Portfolio turnover rate	50%	99%	37%

†	Unaudited.
*	Commencement of operations.
(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.
(b)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements
June 30, 2007 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contract. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund intends to use leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33 1 / 3 % of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1 / 3 % threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2006, the Fund had no unused capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2006, the Fund did not elect to defer any net capital and currency losses arising between November 1, 2006 and December 31, 2006.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, the Fund will adjust the level of distribution as appropriate to seek to avoid making distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate.

(i) Expense Reductions—When the Fund leaves excess cash in a demand deposit account, it may receive credits which are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of such credits separately as an expense reduction.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1 / 3 % of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money or/and issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s annual report for the year ended December 31, 2006.

	Fund’s	Typical
	management	management
	fee based on	fee formula,
	Total Leveraged	calculated
	Assets (includes	excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments

World Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $60,000 per year, plus $4,000 per meeting attended ($1,500 per meeting attended by telephone and $1,000 for committee, subcommittee or certain other special meetings not held in conjunction with a Board meeting) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2007 were $82,584,368 and $82,199,763, respectively.

For the period ended June 30, 2007, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $15 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $15 million or 33 1/3% of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis. Under the

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)
June 30, 2007 (unaudited)

Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2007, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate
$6,904,144	$8,450,000	5.79%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Recent Accounting Pronouncements

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) — was issued and is effective for fiscal years beginning after December 15, 2006. The Securities and Exchange Commission has issued guidance that when applying FIN 48 in computing the net asset value (“NAV”) of the Fund on a daily basis, the first day the daily NAV would be impacted would be the last business day in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of FIN 48 to the Fund, and has determined that there is no impact resulting from the adoption of FIN 48 on the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Fund, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

Lazard World Dividend & Income Fund, Inc.

Proxy Voting Results
 (unaudited)

The Annual Meeting of Stockholders was held on April 26, 2007, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

  three Class I Directors (Leon M. Pollack, Robert M. Solmson and Charles Carroll), each to serve for a three-year term expiring at the 2010 Annual Meeting and until his successor is duly elected and qualified; and
  one Class II Director (Nancy A. Eckl), to serve for a one-year term expiring at the 2008 Annual Meeting and until her successor is duly elected and qualified.
Director	For	Withhold Authority
Leon M. Pollack	6,465,899	144,643
Robert M. Solmson	6,457,972	152,570
Charles Carroll	6,465,743	144,799
Nancy A. Eckl	6,463,368	147,174

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Board of Directors:

Class I—Directors with Term Expiring in 2010

Independent Directors:

Leon M. Pollack (66)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Chairman of the
	since August 2006	Board of Trustees, Adelphi University; Director, J.B. Hanauer & Co. (broker-
dealer).

Robert M. Solmson (59)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and
	since April 2005	Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co.,
Inc.; Former Director, Independent Bank, Memphis.

Interested Director(3):

Charles Carroll (46)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director
since April 2005

Class II—Directors with Term Expiring in 2008

Independent Directors:

Kenneth S. Davidson (62)	Director	President, Davidson Capital Management Corporation; President, Aquiline
	since April 2005	Advisors LLC; Trustee, The Juilliard School; Chairman of the Board,
Bridgehampton Chamber Music Festival; Trustee, American Friends of the
National Gallery, London.

Nancy A. Eckl (44)	Director	Former Vice President, Trust Investments, American Beacon Advisors, Inc.
	since February 2007	(“American Beacon”) and Vice President of certain funds advised by American
Beacon; Trustee, College Retirement Equities Fund.

Lester Z. Lieberman (77)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
	since April 2005	Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research
Institute; Trustee Emeritus, Clarkson University; Council of Trustees,
New Jersey Performing Arts Center.

Class III—Directors with Term Expiring in 2009

Independent Director:

Richard Reiss, Jr. (63)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
	since April 2005	O’Charley’s, Inc., a restaurant chain.

Interested Director(3):

Ashish Bhutani (47)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December
	since July 2005	2002, Co-Chief Executive Officer North America of Dresdner Kleinwort
Wasserstein and member of its Global Corporate and Markets Board and the
Global Executive Committee.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of 17 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act that is advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (34)	Vice President	Managing Director and General Counsel of the Investment Manager.
and Secretary

Stephen St. Clair (48)	Treasurer	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment Man-
ager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006.

Brian D. Simon (45)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations at
J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (33)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual
Fund Finance Group at UBS Global Asset Management, from August 1998 to
August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer became an officer in April 2005, except Mr. Kawakami, who became an officer in August 2006. Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard World Dividend & Income Fund, Inc.

Other Information
(unaudited)

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 10, 2007 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission (the “SEC”) on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosure in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

[This page intentionally left blank]

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza	www.LazardNet.com
New York, NY 10112-6300

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS
Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board of Directors (the “Board”), which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Registrant’s proxy statement released to stockholders in connection with the previous year’s annual meeting.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date September 6, 2007

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date September 6, 2007